SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 12, 2000


                           IWERKS ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)


             Delaware                  0-22558               95-4439361
   (State or Other Jurisdiction      (Commission            (IRS Employer
          of Incorporation)          File Number)         Identification No.)


                            4520 West Valerio Street
                         Burbank, California 91505-1045
                    (Address of Principal Executive Offices)

                                 (818) 841-7766
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

         The Registrant and U.S. Stock Transfer Corporation (the "Rights Agent") entered into a Rights Agreement Amendment dated as of September 12, 2000 (the "Amendment") to that certain Rights Agreement dated as of May 22, 1995, as amended by Amendment to Rights Agreement dated July 15, 1997 and as further amended on July 16, 1999 (as amended, the "Rights Agreement") between the Registrant and the Rights Agent.

         The Amendment provides that no party to the Securities Purchase Agreement (as defined below) shall become an Acquiring Person (as defined in the Amendment) as a result of entering into, performing the terms of, or consummating the transactions contemplated by (i) that certain Securities Purchase Agreement, dated as of September 20, 2000, as the same may be amended from time to time (the "Securities Purchase Agreement"), among the Registrant and Landmarc Leisure Corporation Limited, an S. Kumars group company, incorporated under the Companies Act, 1956, or (ii) any other agreements entered into in connection with the Securities Purchase Agreement (collectively, the "Ancillary Agreements").

         The Amendment further provides that a Distribution Date (as defined in the Rights Agreement) shall not be deemed to have occurred solely as a result of
(i) the approval, execution or delivery of the Securities Purchase Agreement or the Ancillary Agreements, or (ii) the consummation of the transactions contemplated by the Securities Purchase Agreement or the Ancillary Agreements or the performance of the terms of the Securities Purchase Agreement or the Ancillary Agreements.

         The Registrant and the Rights Agent entered into an additional Rights Agreement Amendment dated as of October 24, 2000 (the "Additional Amendment") to the Rights Agreement. The Additional Amendment provides that S. Kumars (Investments) Limited, UK ("Kumars") is an exempt person under the Rights Agreement to the extent Kumars does not increase its aggregate beneficial ownership of the Registrant's common stock after October 24, 2000 (other than as contemplated by the Securities Purchase Agreement).

         Except as expressly amended by the Amendment and the Additional Amendment, the Rights Agreement remains in full force and effect in accordance with its terms. A copy of the Amendment and the Additional Amendment are filed as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by this reference.


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ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

          (c) EXHIBITS.

          The following exhibits are filed with the report on Form 8-K:

              Exhibit 4.1 Rights Agreement Amendment dated as of September 12, 2000 between Iwerks Entertainment, Inc. and U.S. Stock Transfer Corporation

              Exhibit 4.2 Rights Agreement Amendment dated as of October 24, 2000, between Iwerks Entertainment, Inc. and U.S. Stock Transfer Corporation


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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 11, 2000                          IWERKS ENTERTAINMENT, INC.


                                           By:      /S/ JEFF DAHL
                                                ------------------------------
                                                    Jeff Dahl
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBITS                                                            PAGE NUMBER

4.1    Rights Agreement Amendment dated as of September 12, 2000,        6
       between Iwerks Entertainment, Inc. and U.S. Stock Transfer
       Corporation

4.2    Rights Agreement Amendment dated as of October 24, 2000,          8
       between Iwerks Entertainment, Inc. and U.S. Stock Transfer
       Corporation


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